                               POWER OF ATTORNEY

                 KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Timothy J. Schmitt his true and lawful attorney-in-fact and agent, with full power of substitution and revocation, in his name and on his behalf, to do any and all acts and things and to execute any and all instruments which they and each of them may deem necessary or advisable to enable Newmont Gold Company to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, including power and authority to sign his name in any and all capacities (including his capacity as a Director and/or Officer of Newmont Gold Company) to the Annual Report on Form 10-K of Newmont Gold Company for the fiscal year ended December 31, 1993 and the undersigned hereby ratifies and confirms all that said attorney-in-fact and agent shall lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 16th day of March 1994.


Signature                                                Title
- ---------                                                -----
/s/ RUDOLPH I.J. AGNEW                             Director
- ------------------------------------
   Rudolph I.J. Agnew

/s/ JOHN P. BOLDUC                                 Director
- ------------------------------------
   John P. Bolduc

/s/ RONALD C. CAMBRE                               Chief Executive Officer and
- ------------------------------------               Vice Chairman and Director
   Ronald C. Cambre                                (Principal Executive Officer)

/s/ JOSEPH P. FLANNERY                             Director
- ------------------------------------
   Joseph P. Flannery

/s/ THOMAS A. HOLMES                               Director
- ------------------------------------
   Thomas A. Holmes

/s/ GORDON R. PARKER                               Chairman and Director
- ------------------------------------
   Gordon R. Parker

/s/ T. PETER PHILIP                                President and Chief Operating
- ------------------------------------               Officer and Director
   T. Peter Philip

/s/ ROBIN A. PLUMBRIDGE                            Director
- ------------------------------------
   Robin A. Plumbridge

/s/ ROBERT H. QUENON                               Director
- ------------------------------------
   Robert H. Quenon


/s/ JAMES V. TARANIK                               Director
- ------------------------------------
   James V. Taranik

/s/ WILLIAM I.M. TURNER, JR.                       Director
- ------------------------------------
   William I.M. Turner, Jr.

/s/ WAYNE W. MURDY                                 Senior Vice President
- ------------------------------------               and Chief Financial Officer
   Wayne W. Murdy                                  (Principal Financial Officer)


/s/ GARY E. FARMAR                                 Vice President and Controller
- ------------------------------------               (Principal Accounting Officer)
   Gary E. Farmar